Exhibit 99.1

Description of Services

(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or JCIII & Associates, LLC (formerly JCIII & Associates, Inc.), a wholly owned subsidiary of AMC Diligence, LLC, (“JCIII”, and together with AMC Diligence, LLC, “AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.
The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:
▪	“Compliance Review”:	1,146 mortgage loans
▪	“Data Integrity Review”:	1,146 mortgage loans
▪	“Collection Comment Review”:	1,146 mortgage loans
▪	“Payment History Review”:	1,146 mortgage loans

(3) Determination of the sample size and computation.
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, August 2017
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, February 25, 2015

(4) Quality or integrity of information or data about the assets: review and methodology.
Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 42 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

STADDRESS	MODIFIED	PERFLOOR
CITY	PRAREMAINING	LIFEMAXRT
STATE	MODDATE	LIFEMINRT
ZIP	MORIGBAL MOD1	BALLOON
LNAME	DEFPRINBAL	IOFLAG
LOANPURP	FPDATE MOD1	IOEXPDATE
SALESPRICE	MTDATE	STEP1RATE
APPVAL	ARMORFIX	STEP1RATEDATE
PROPTYPE	INDEXCD	STEP2RATE
ORIGDATE	MARGIN	STEP2RATEDATE
ORIGBAL	RFREQ	STEP3RATE
FPDATE	FPADATE	STEP3RATEDATE
ORIGRATE	FRADATE	STEP4RATE
ORIGPANDI	PERCAP	STEP4RATEDATE

AMC performed a review of the LATESTVAL, LATESTDATE, and LATESTTYPE on the data tape to confirm the data was accurate based on the following methodology described by the Client.
▪	BPOs were ordered for the entire population (2055s for WV loans)
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▪	ClearVal values were ordered by the Client on a subset of assets. If the ClarVal value was 10% or more lower than the BPO value, the ClearVal value was utilized.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC did not complete a credit review as part of the Review.

(6) Value of collateral securing the assets: review and methodology.
AMC did not complete a value review as part of the Review.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,146 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
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i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly
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designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Collection Comment Review: AMC performed a 12-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

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Summary of findings and conclusions of review

There were 1,146 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 1,021 (89.09%) of the mortgage loans had exceptions; however, only 141 (12.30%) of the mortgage loans had exceptions that triggered a C or D rating under NRSRO criteria.

COMPLIANCE RESULTS SUMMARY (1,146 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Of the mortgage loans in the population, 1,083 were reviewed by AMCD and 63 were reviewed by JCIII.

COMBINED TOTAL (1,146 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	125	10.91%
B	880	76.79%
C	49	4.28%
D	92	8.03%
Total	1146	100.00%

AMCD TOTAL (1,083 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	121	11.17%
B	832	76.82%
C	45	4.16%
D	85	7.85%
Total	1083	100.00%

JCIII TOTAL (63 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	4	6.35%
B	48	76.19%
C	4	6.35%
D	7	11.1%
Total	63	100.00%

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REVIEW EXCEPTION SUMMARY (1,146 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMCD POPULATION (1,083 Mortgage Loans)
Exception Type	Exception Level Grade	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	84
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	85
	C	State Defect	108
		Missing, Incorrect, or Incomplete HUD-1	6
		State Late Charge	5
		Loan Package Documentation	2
		Missing Required Data	2
		Total Compliance Grade (C) Exceptions:	123
	B	TILA	757
		Missing Application Date	506
		RESPA	317
		Missing, Incorrect, or Incomplete Final TIL	269
		FACTA	227
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	197
		Missing, Incorrect, or Incomplete GFE	188
		Misc. State Level	121
		LTV Test	110
		Final TIL Estimated	73
		Missing, Incorrect, or Incomplete Initial TIL	56
		Missing Non-Required Data	48
		Missing, Incorrect, or Incomplete Final or Initial 1003	46
		State Defect	18
		TIL-MDIA	15
		Safe Act	8
		FHA	4
		Missing Required Data	2
		1003	1
		Total Compliance Grade (B) Exceptions:	2,963
		Total Compliance Grade (B) Exceptions:	2,963
Total Compliance Exceptions:			3,171

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JCIII Population (63 Mortgage Loans)
Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	5
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	6
	C	Missing, Incorrect, or Incomplete HUD-1	4
		State Defect	3
		State Late Charge	1
		Total Compliance Grade (C) Exceptions:	8
	B	Misc. State Level	184
		Missing, Incorrect, or Incomplete Initial TIL	24
		RESPA	19
		HMDA	18
		Missing, Incorrect, or Incomplete GFE	16
		TILA	13
		Missing Disclosure	10
		FACTA	9
		Missing, Incorrect, or Incomplete Final TIL	7
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4
		Total Compliance Grade (B) Exceptions:	304
Total Compliance Exceptions:			318
Grand Total:			3489

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DATA INTEGRITY REVIEW SUMMARY (1,146 Mortgage Loans)
The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMCD for compliance or the data review conducted by AMCD on loans that were reviewed by JCIII for compliance versus the provided data tape. In total, AMC identified 42 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# Variances	# Loans	% Variance Per Field
MODDATE	372	1146	32.46%
PROPTYPE	128	1146	11.17%
DEFPRINBAL	81	1146	7.07%
MTDATE	31	1146	2.71%
LNAME	18	1146	1.57%
ZIP	9	1146	0.79%
STEP1RATE	8	1146	0.70%
STEP1RATEDATE	7	1146	0.61%
FPADATE	7	1146	0.61%
FRADATE	6	1146	0.52%
CITY	6	1146	0.52%
PRAREMAINING	5	1146	0.44%
BALLOON	5	1146	0.44%
STADDRESS	5	1146	0.44%
IOEXPDATE	5	1146	0.44%
STEP2RATEDATE	2	1146	0.17%
ORIGPANDI	2	1146	0.17%
LIFEMINRT	1	1146	0.09%
STEP3RATEDATE	1	1146	0.09%
TOTAL	699	1,146

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COLLECTION COMMENT REVIEW SUMMARY (1,146 Mortgage Loans)
AMC reviewed a total of 1,146 mortgage loans of which 10 mortgage loans did not have either or both of a complete collection comment and payment history. In total 80 mortgage loans (6.98% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
1	1007	87.87%
2	59	5.15%
3	80	6.98%
Total	1146	100.00%

EV3 Exceptions - By Loan Count	# of Loans	% of Loans
[3] MI Not Paid As Required	54	4.71%
[3] Pay History - Incomplete	10	0.87%
[3] Cease and Desist Request Received From Mortgagor or 3rd Party	6	0.52%
[3] Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	5	0.44%
[3] Collection Comments - Incomplete [3] Pay History - Incomplete	1	0.09%
[3] Mortgagor Working w/ 3rd Party Group	1	0.09%
[3] Delinquent HOA Fees - Superlien State [3] MI Not Being Paid As Required	1	0.09%
[3] Mortgagor Deceased - Not clear or no information on executor/heir	1	0.09%
[3] Delinquent HOA Fees	1	0.09%
Grand Total	80	6.98%

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PAYMENT HISTORY REVIEW SUMMARY (1,146 Mortgage Loans)
All but 11 of the 1,146 mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 1,005 mortgage loans (87.70%) showed at least one delinquency within the look back period. In addition, six (6) mortgage loans (0.52%) did not show a delinquency but had at least one month of missing payment history data. As of the 02/28/2018 cutoff date, all 1,146 mortgage loans were current.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	135	11.78%
No Delinquency, Missing Data	6	0.52%
Delinquency, Full History	1000	87.26%
Delinquency, Missing Data	5	0.44%
Total	1146	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	1146	100.00%
Total	1146	100.00%

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ADDITIONAL SUMMARY
The summary information below represents data collected during the AMCD and JCIII Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	681	59.42%	$170,862,659.59	48.36%
Adjustable	465	40.58%	$182,456,006.40	51.64%
Total	1,146	100.00%	$353,318,665.99	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,146	100.00%	$353,318,665.99	100.00%
Total	1,146	100.00%	$353,318,665.99	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	361	31.50%	$94,859,349.27	26.85%
Cash Out: Home Improvement/Renovation	11	0.96%	$3,715,822.49	1.05%
Cash Out: Other/Multi-purpose/Unknown Purpose	294	25.65%	$98,108,606.94	27.77%
First Time Home Purchase	129	11.26%	$37,161,189.99	10.52%
Other-than-first-time Home Purchase	171	14.92%	$66,783,456.91	18.90%
Rate/Term Refinance - Lender Initiated	1	0.09%	$316,950.00	0.09%
Rate/Term Refinance - Borrower Initiated	144	12.57%	$43,394,461.15	12.28%
Construction to Permanent	12	1.05%	$5,590,000.00	1.58%
Unavailable	23	2.01%	$3,388,829.24	0.96%
Total	1,146	100.00%	$353,318,665.99	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	3	0.26%	$361,900.00	0.10%
121-180 Months	40	3.49%	$5,822,785.44	1.65%
181-240 Months	44	3.84%	$5,477,569.14	1.55%
241-360 Months	990	86.39%	$316,460,055.35	89.57%
361+ Months	69	6.02%	$25,196,356.06	7.13%
Total	1,146	100.00%	$353,318,665.99	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	736	64.22%	$231,174,998.46	65.43%
Co-op	6	0.52%	$2,080,344.00	0.59%
Condo, Low Rise	34	2.97%	$9,071,478.78	2.57%
Condo, High Rise	6	0.52%	$5,165,600.00	1.46%
PUD	121	10.56%	$42,244,680.84	11.96%
Townhouse	3	0.26%	$697,741.38	0.20%
Single-wide Manufactured Housing	15	1.31%	$1,394,940.53	0.39%
1 Family Attached	11	0.96%	$2,680,360.03	0.76%
2 Family	65	5.67%	$23,564,653.57	6.67%
3 Family	14	1.22%	$5,077,650.00	1.44%
4 Family	4	0.35%	$1,755,196.00	0.50%
Other	17	1.48%	$4,807,663.00	1.36%
Unavailable	114	9.95%	$23,603,359.40	6.68%
Total	1,146	100.00%	$353,318,665.99	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,080	94.24%	$334,301,926.09	94.62%
Investment	43	3.75%	$10,833,842.44	3.07%
Second Home	14	1.22%	$6,918,347.00	1.96%
Unknown	9	0.79%	$1,264,550.46	0.36%
Total	1,146	100.00%	$353,318,665.99	100.00%

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